UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 2, 2015
ASTEC INDUSTRIES, INC.
 (Exact Name of Registrant as Specified in Its Charter)
Tennessee
 (State or Other Jurisdiction of Incorporation)
0-14714 (Commission File Number)	62-0873631 (IRS Employer Identification No.)
1725 Shepherd Road, Chattanooga, Tennessee (Address of Principal Executive Offices)	37421 (Zip Code)
(423) 899-5898
 (Registrant's Telephone Number, Including Area Code)
N/A
 (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
(a) As previously reported on the Current Report on Form 8-K dated December 16, 2014, which is amended hereby, on December 10, 2014, the Audit Committee of Astec Industries, Inc. ("Astec") dismissed Ernst and Young LLP ("E&Y") from the role of independent registered public accounting firm for Astec, to be effective upon completion by E&Y of its audit of the Company's consolidated financial statements and the effectiveness of the Company's internal controls over financial reporting as of and for the year ending December 31, 2014 and all other procedures related to filing Astec's Annual Report on Form 10-K for the fiscal year ended December 31, 2014.  On March 2, 2015, Astec filed its 2014 Annual Report on Form 10-K, and E&Y's role as Astec's independent registered public accounting firm ended.
The reports of E&Y on Astec's consolidated financial statements for the fiscal years ended December 31, 2013 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2013 and 2014, and the subsequent interim period from January 1, 2015 through March 2, 2015, the date on which Astec filed its 2014 Annual Report on Form 10-K, (i) Astec had no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements for such periods, and (ii) there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.
Astec provided E&Y with a copy of this Form 8-K/A prior to its filing with the Securities and Exchange Commission and requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of E&Y's letter, dated March 6, 2015, is attached as Exhibit 16.1 to this Form 8-K/A.
(b) As previously reported on the Current Report on Form 8-K dated January 13, 2015, on January 9, 2015, the Audit Committee of Astec engaged KMPG LLP ("KPMG") as the new independent registered public accounting firm for Astec. During Astec's fiscal years ended December 31, 2013 and 2014, and the subsequent interim period from January 1, 2015 through March 2, 2015, Astec did not consult KMPG regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Astec's financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits
  16.1  Letter from Ernst and Young LLP, dated December 16, 2014, to the Securities and Exchange Commission regarding change in certifying accountant.
  16.2  Letter from Ernst and Young LLP, dated March 6, 2015, to the Securities and Exchange Commission regarding change in certifying accountant.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 6, 2015	ASTEC INDUSTRIES, INC.

By: /s/ David C. Silvious David C. Silvious Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Exhibit Description
16.1	Letter from Ernst and Young LLP, dated December 16, 2014, to the Securities and Exchange Commission regarding change in certifying accountant.
16.2	Letter from Ernst and Young LLP, dated March6, 2015, to the Securities and Exchange Commission regarding change in certifying accountant.

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